                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                      PACIFIC AMERICAN INCOME SHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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

                      PACIFIC AMERICAN INCOME SHARES, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 10, 2001
                            ------------------------

To the Stockholders of
PACIFIC AMERICAN INCOME SHARES, INC.

     The Annual Meeting of Stockholders of Pacific American Income Shares, Inc. (the "Company") will be held in the Wentworth Room, The Ritz Carlton-Huntington Hotel, 1401 South Oak Knoll Avenue, Pasadena, California, on Thursday, May 10, 2001 at 8:00 a.m., California time, for the following purposes:

          (1) Electing a Board of Directors; and

          (2) Transacting such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on March 12, 2001 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.

                                           By Order of the Board of Directors

                                           Lisa G. Hathaway, Secretary

Pasadena, California
March 29, 2001

     STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                      PACIFIC AMERICAN INCOME SHARES, INC.

                            ------------------------

                                PROXY STATEMENT

     The accompanying Proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 10, 2001 at 8:00 a.m., California time, and at any adjournment or postponement thereof. Unless otherwise specified, Proxies will be voted for the election as directors of the nominees of the Board of Directors. The Company's principal office address is 117 E. Colorado Boulevard, Pasadena, California 91105. This Proxy Statement and the form of proxy were first mailed to stockholders on or about March 29, 2001.

     The close of business on March 12, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of March 12, 2001, there were 9,389,431 shares of the Company's Common Stock outstanding and entitled to one vote per share with respect to each matter to be voted on at the Annual Meeting. The outstanding shares of Common Stock constitute the only outstanding voting securities of the Company entitled to be voted at the Annual Meeting. At that date no person owned of record, or to the Company's knowledge, beneficially more than 5% of the Company's Common Stock, except that Cede & Co., a securities depository, owned of record 80% of the Company's Common Stock. A majority of the Company's outstanding shares as of March 12, 2001, must be represented in person or by proxy to constitute a quorum for the Annual Meeting.

     Each stockholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company a written revocation or a properly executed proxy bearing a later date or voting in person at the Annual Meeting. Any stockholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

     The solicitation of Proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers and employees of the Company, who will not receive additional compensation for such services. As the date of the meeting approaches, if we have not received your Proxies, you may receive a telephone call from our proxy solicitor, Corporate Investor Communication, Inc. ("CIC"), which has been retained to assist stockholders in the voting process. For these services, the Company will pay CIC a fee estimated to be $1,725. The Company will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of stock of the Company. All expenses incurred in connection with the solicitation of Proxies, including the services of CIC, will be borne by the Company.

     In all matters other than the election of directors, the affirmative vote of the majority of shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be the act of the stockholders. Directors will be elected by a plurality vote of the shares of the Company's Common Stock present in person or represented by proxy and entitled to vote on the election of directors. Discretionary authority is provided in the Proxy as to any matters not specifically referred to therein. The Board of Directors is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, it is understood that the Proxy holders are fully authorized to vote thereon in accordance with their judgment and discretion.

     Abstentions will be treated as the equivalent of a negative vote for the purpose of determining whether a proposal has been adopted and will have no effect for the purpose of determining whether a director has been elected. As to certain matters other than the election of directors, New York Stock Exchange rules generally require that, when shares are registered in street or nominee name, its member brokers receive specific instructions from the beneficial owners in order to vote on such a proposal. If a member broker indicates on the proxy that such broker does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be counted for purposes of determining a quorum, but will not be counted as having been voted on that matter.

                                    PROXIES

     James W. Hirschmann III, Lisa G. Hathaway and Scott F. Grannis, the persons named as proxies on the Proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. Messrs. Hirschmann and Grannis and Ms. Hathaway are each officers of the Company. Each executed and returned Proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such Proxy will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement. Unless instructions to the contrary are given, the shares represented by a Proxy at the Annual Meeting will be voted for the Board of Directors' nominees.

                                    PROPOSAL

                             ELECTION OF DIRECTORS

     Seven directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting to serve until the next Annual Meeting or until their successors have been duly elected and qualified. The names and ages of the nominees, their principal occupations during the past five years and certain of their other affiliations and their ownership of the Company's Common Stock are given below. All seven of the nominees are presently directors of the Company. The period of service of each as a director is as follows: Mr. McGagh since his election at the Annual Meeting of stockholders in 1984; Mr. Bryson since his appointment by the Board of Directors on February 12, 1987; Mr. Olson since his appointment by the Board on November 11, 1987; Mr. Simpson since his appointment by the Board of Directors on November 10, 1994; Mr. Siart since his election at the Annual Meeting of Stockholders in April, 1997; Mr. Arnault since his appointment by the Board of Directors in September, 1997; and Ms. DeFrantz since her appointment by the Board of Directors in February, 1998. No director of the Company serves as an officer of the Company. Each of the nominees has agreed to serve if elected at the Annual Meeting. Messrs. Bryson, McGagh and Olson (since August, 1990), Mr. Simpson (since November, 1994), Mr. Siart (since April,
1997), Mr. Arnault (since September, 1997), and Ms. DeFrantz (since February,
1998) are members of the Board of Directors of LM Institutional Fund Advisors I, Inc. ("LMIFA I"), an open-end management investment company registered with the Securities and Exchange Commission which is sponsored by the same Investment Adviser (as hereinafter defined) as the Company. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Annual Meeting for the election of the nominees named below as the entire Board of Directors. If any nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other person as the Board of Directors may recommend.

                                                                    SHARES OF COMMON
                                                                   STOCK BENEFICIALLY
                                        PRINCIPAL OCCUPATION            OWNED ON
            NAME               AGE     AND OTHER AFFILIATIONS        MARCH 12, 2001
            ----               ---     ----------------------      ------------------
Ronald J. Arnault(2)(6)        57   President of RJA Consultants          1,000
                                    (energy industry financial
                                    consulting), since 1997, and
                                    a member of the Board of
                                    Governors of the Music Center
                                    of Los Angeles, the Center
                                    Theatre Group and Occidental
                                    College. Retired (1996)
                                    Executive Vice President,
                                    Chief Financial Officer and
                                    member of the Board of
                                    Directors of ARCO.
John E. Bryson(1)(3)(4)(6)     57   Chairman and Chief Executive          1,000
                                    Officer of Edison
                                    International, since 1990.
                                    Former Chairman and Chief
                                    Executive Officer of Southern
                                    California Edison Company,
                                    1990-1999. Also a director of
                                    The Boeing Company, The Walt
                                    Disney Company and the W.M.
                                    Keck Foundation.

                                                                    SHARES OF COMMON
                                                                   STOCK BENEFICIALLY
                                        PRINCIPAL OCCUPATION            OWNED ON
            NAME               AGE     AND OTHER AFFILIATIONS        MARCH 12, 2001
            ----               ---     ----------------------      ------------------
Anita L. DeFrantz(2)(6)        48   President of the Amateur                420
                                    Athletic Foundation of Los
                                    Angeles, since 1987;
                                    President of Kids in Sports,
                                    since 1994; Vice President of
                                    the International Olympic
                                    Committee, since 1997, and
                                    Vice President, FISA, the
                                    International Rowing
                                    Federation, since 1993. Also
                                    a board member of the Amateur
                                    Athletic Foundation of Los
                                    Angeles, since 1987;
                                    International Olympic
                                    Committee, since 1986; United
                                    States Olympic Committee
                                    Executive Board, since 1977,
                                    and National Museum of
                                    American History, since 1999.
William G. McGagh(1)(4)(6)     71   Former Senior Vice President          1,000
                                    and Chief Financial Officer
                                    (1980-1988) of Northrop
                                    Grumman Corporation (military
                                    aircraft).
Ronald L. Olson(1)(3)(5)(6)    59   Partner, law firm of Munger,          1,000
                                    Tolles & Olson, Attorneys,
                                    Los Angeles (since 1968).
                                    Also a director of Edison
                                    International, Rand
                                    Corporation and Berkshire
                                    Hathaway, Inc.

                                                                    SHARES OF COMMON
                                                                   STOCK BENEFICIALLY
                                        PRINCIPAL OCCUPATION            OWNED ON
            NAME               AGE     AND OTHER AFFILIATIONS        MARCH 12, 2001
            ----               ---     ----------------------      ------------------
William E. B. Siart            54   Chairman of the Board, Walt          70,000
  (1)(2)(3)(4)(6)                   Disney Concert Hall I, Inc.
                                    (since 1998). Chairman of the
                                    Board, Excellent Education
                                    Development (since 2000),
                                    President and Chief Executive
                                    Officer (1998-2000). Former
                                    Chairman and Chief Executive
                                    Officer of First Interstate
                                    Bancorp (1996). Also a member
                                    of the Board of Trustees of
                                    the University of Southern
                                    California; Board of
                                    Directors of the Performing
                                    Arts Center of Los Angeles
                                    County; Director of the Los
                                    Angeles Philharmonic.
Louis A. Simpson (2)(3)(4)(6)  64   President and Chief Executive        10,000
                                    Officer of Capital Operations
                                    (since 1993), Vice Chairman
                                    (1985-1993), Senior Vice
                                    President and Chief
                                    Investment Officer
                                    (1979-1985) of Government
                                    Employees Insurance Company
                                    (GEICO Corporation). Former
                                    President and CEO of Western
                                    Asset Management Company.
                                    Also a director of AT&T and
                                    Science Applications
                                    International Corporation
                                    (SAIC).

---------------
(1) Member of the Executive Committee of the Board of Directors.

(2) Member of the Audit Committee of the Board of Directors.

(3) Member of the Nominating Committee of the Board of Directors.

(4) Member of the Compensation Committee of the Board of Directors.

(5) Because Mr. Olson's law firm provides legal services to the Investment Adviser, Mr. Olson is an "interested person", as defined in the Investment Company Act of 1940, as amended, of the Company and the Investment Adviser ("Interested Person").

(6) No nominee owns 1% or more of the outstanding shares of Common Stock.

     As of March 12, 2001, all directors and officers of the Company as a group beneficially owned 112,111 shares of the Company's Common Stock, which is less than 2% of the outstanding shares calculated on the basis of the amount of outstanding shares of Common Stock (9,389,431) on such date.

     The Company's Board of Directors has established an Audit Committee, an Executive Committee, a Nominating Committee and a Compensation Committee. The Audit Committee meets with the Company's independent accountants to review the financial statements of the Company, the adequacy of internal controls and the accounting procedures and policies of the Company, and reports on such matters to the Board of Directors. The Executive Committee meets from time to time to determine and declare dividends on the Common Stock and determine the net asset value of the Company. The Nominating Committee meets to select nominees for election as Directors of the Company by the stockholders at the Annual Meeting. It is not the policy of the Nominating Committee to consider nominees recommended by stockholders. The Compensation Committee meets to review and determine director compensation for services to the Company. During 2000, the Board of Directors held four meetings, the Audit Committee held three meetings, the Executive Committee held no meetings, the Nominating Committee held one meeting and the Compensation Committee held no meetings. (All Directors attended at least 75% of the aggregate meetings of the Board of Directors and the Committees of the Board of Directors on which they served.)

     The following table sets forth compensation received by the Company's directors for their services as directors during 2000:

                                AGGREGATE     PENSION OR RETIREMENT      ESTIMATED       TOTAL COMPENSATION
                               COMPENSATION    BENEFITS ACCRUED AS        ANNUAL          FROM THE COMPANY
                                 FROM THE       PART OF COMPANY'S      BENEFITS UPON    AND ITS FUND COMPLEX
       NAME OF PERSON            COMPANY            EXPENSES            RETIREMENT      PAID TO DIRECTORS(1)
       --------------          ------------   ---------------------   ---------------   --------------------
Ronald J. Arnault............    $11,500               --                   --                $32,500
John E. Bryson...............    $10,000               --                   --                $30,000
Anita L. DeFrantz............    $11,500               --                   --                $33,000
William G. McGagh............    $12,500               --                   --                $37,500
Ronald L. Olson..............    $10,000               --                   --                $30,000
William E. B. Siart..........    $10,500               --                   --                $32,000
Louis A. Simpson.............    $11,000               --                   --                $32,000

---------------
(1) Includes amounts received from both the Company and from LM Institutional Fund Advisors I, Inc., which is sponsored by the same investment adviser as the Company.

     During 2000, the Company paid no remuneration to its officers, all of whom were also officers or employees of Western Asset Management Company, the Company's investment adviser ("Investment Adviser") and administrator.

     The Company may not invest in securities of Legg Mason, Inc., the parent of the Investment Adviser, or in any securities of its subsidiaries, but may invest in securities of other corporations of which directors of the Company are directors or officers. No nominee for director has purchased or sold more than 1% of the outstanding class of securities issued by Legg Mason, Inc. or the Investment Adviser or any of their subsidiaries during the last fiscal year.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during 2000, all filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

                     INFORMATION CONCERNING THE INVESTMENT
                       ADVISER AND THE COMPANY'S OFFICERS

     The Investment Adviser is a subsidiary of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing securities brokerage, investment advisory, corporate and public finance, and mortgage banking services to individuals, institutions, corporations and municipalities, and the provision of other financial services. The address of Legg Mason, Inc. is 110 Light Street, Baltimore, Maryland 21202.

     The executive officers of the Company and their relationship to the Investment Adviser are as follows:

                                                                        SHARES OF COMMON
                                                                       STOCK BENEFICIALLY
      NAME AND POSITION                 PRINCIPAL OCCUPATION AND            OWNED ON
      WITH THE COMPANY         AGE         OTHER AFFILIATIONS            MARCH 12, 2001
      -----------------        ---      ------------------------       ------------------
James W. Hirschmann III        40   President and Chief Executive            10,000
President                           Officer of the Investment Adviser
                                    since 1999; Managing Director of
                                    Western Asset Management Company
                                    Limited (since 1996); Director of
                                    Marketing for the Investment
                                    Adviser 1991-1996. President of
                                    LM Institutional Fund Advisors I,
                                    Inc.; Director and Director of
                                    Marketing of Arroyo Seco, Inc.;
                                    President Legg Mason Institution
                                    Fund Advisors. Member, Board of
                                    Directors of Independent Colleges
                                    and Universities; Member, Board
                                    of Trustees of Widener College
Scott F. Grannis               51   Economist of the Investment               4,000
Vice President                      Adviser; Vice President of LM
                                    Institutional Fund Advisors I,
                                    Inc.

                                                                        SHARES OF COMMON
                                                                       STOCK BENEFICIALLY
      NAME AND POSITION                 PRINCIPAL OCCUPATION AND            OWNED ON
      WITH THE COMPANY         AGE         OTHER AFFILIATIONS            MARCH 12, 2001
      -----------------        ---      ------------------------       ------------------
Ilene S. Harker                46   Secretary and Director,                   2,191
Vice President                      Compliance & Controls of the
                                    Investment Adviser; Vice
                                    President of LM Institutional
                                    Fund Advisors I, Inc.; Director,
                                    Chief Executive Officer and
                                    Director of Training and
                                    Compliance of Arroyo Seco, Inc.
Lisa G. Hathaway               38   Senior Compliance Officer of the           None
Corporate Secretary                 Investment Advisor since 1999;
                                    Assistant Vice President, Fund
                                    Business Management Group,
                                    Capital Research and Management
                                    Company 1990-1999. Corporate
                                    Secretary of LM Institutional
                                    Fund Advisors I, Inc.; Corporate
                                    Secretary of Arroyo Seco, Inc.
                                    Member of the Board of Directors,
                                    Southern California Dollars for
                                    Scholars.
S. Kenneth Leech               46   Director and Chief Investment            11,500
Vice President                      Officer of the Investment
                                    Adviser; Vice President of LM
                                    Institutional Fund Advisors I,
                                    Inc.
Steven T. Saruwatari           35   Senior Financial Officer of the            None
Treasurer                           Investment Adviser; Assistant
                                    Treasurer of LM Institutional
                                    Fund Advisors I, Inc.; Chief
                                    Financial Officer of Arroyo Seco,
                                    Inc.
Stephen A. Walsh               42   Deputy Chief Investment Officer            None
Vice President                      of the Investment Adviser; Vice
                                    President of LM Institutional
                                    Fund Advisors I, Inc.

No director of the Company is, or during the last five years has been, an employee, officer, director, general partner or shareholder of the Investment Adviser or Legg Mason, Inc. or has, or had during the last five years, any material direct or indirect interest in the Investment Adviser or Legg Mason, Inc. or any of their subsidiaries.

                 STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Proposals that stockholders wish to present to the 2002 Annual Meeting and to be included in the Company's proxy materials relating to such meeting must be delivered to the Secretary of the Company not less than 120 days prior to March 29, 2002.

     Stockholders who wish to make a proposal at the 2002 Annual
Meeting -- other than one that will be included in the Company's proxy materials -- should notify the Company no later than February 12, 2002.

                         ANNUAL REPORT TO STOCKHOLDERS

     The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2000, contains financial and other information pertaining to the Company. The Company will furnish without charge to each person whose Proxy is being solicited, upon request of such person, a copy of the Annual Report to Stockholders. Requests for copies of the Annual Report to Stockholders should be directed to Pacific American Income Shares, Inc., Attention: Investor Relations, 117 E. Colorado Boulevard, Pasadena, California 91105 or you may call 800-426-5523.

                            INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected PricewaterhouseCoopers LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2001 subject to removal by a majority of the outstanding shares of the Company. Representatives of PricewaterhouseCoopers LLP will attend the meeting, and will, as they see fit, make a statement and/or respond to appropriate questions.

     The following table sets forth the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP:

             FINANCIAL INFORMATION
              SYSTEMS DESIGN AND
AUDIT FEES    IMPLEMENTATION FEES    ALL OTHER FEES
----------   ---------------------   --------------

 $26,000              $0                $288,000

     The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services, if any, rendered for the

Company's most recent fiscal year to the Company, to the Investment Adviser and to any entity controlling, controlled by or under common control with the Investment Adviser that provides services to the Company.

     From time to time, in connection with the selection of the Company's auditors and for other purposes, the Audit Committee has considered whether the provision of the services covered in the table above under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                                AUDIT COMMITTEE

     The members of the Audit Committee of the Company include only Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Company or Investment Adviser. Each member of the Audit Committee is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange. The Directors have adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix A. The Audit Committee currently consists of Ms. DeFrantz and Messrs. Arnault (Chairman), Siart and Simpson.

     The Audit Committee of the Company has submitted the following report:

     The Audit Committee has reviewed and discussed with management of the Company the audited financial statements for the last fiscal year. The Audit Committee has discussed with the Company's independent accountants the matters required to be discussed by Statements on Auditing Standards No. 61 (SAS 61). SAS 61 requires independent accountants to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the accountant's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (requiring accountants to make written disclosures to and discuss with the Audit Committee various matters relating to the accountant's independence), and has discussed with such accountants the independence of such accountants. Based on the foregoing review and discussions, the Audit Committee recommends to the

Directors that the inclusion of the audited financial statements for the last fiscal year in the Company's annual report to shareholders be ratified.

                                           Ronald J. Arnault (Chairman)
                                           Anita L. DeFrantz
                                           William E. B. Siart
                                           Louis A. Simpson

                                  ADJOURNMENT

     In the absence of a quorum at the Annual Meeting or any adjournment thereof, a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, the Annual Meeting, may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

                                 OTHER BUSINESS

     Management is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed Proxy to vote in accordance with their best judgment.

                                           By Order of the Board of Directors

                                           Lisa G. Hathaway, Secretary

March 29, 2001

                                                                      APPENDIX A

                      PACIFIC AMERICAN INCOME SHARES, INC.

                            AUDIT COMMITTEE CHARTER

     The Audit Committee of the Board of Directors of Pacific American Income Shares, Inc. ("PAI") shall be composed entirely of the directors who are not interested persons (as defined in the Investment Company Act of 1940, as amended) who satisfy the independence and experience requirements of the New York Stock Exchange.

     The purposes of the Audit Committee shall be:

          (a) to oversee generally PAI's accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

          (b) to oversee generally the quality and objectivity of PAI's financial statements and the independent audit thereof; and

          (c) to act as a liaison between PAI's independent auditors and the full Board.

     To carry out its purposes, the Audit Committee shall have the following duties and powers:

          (a) to recommend to the Board auditors to be retained for the next fiscal year;

          (b) to obtain formal written reports periodically from the auditors regarding the auditors' independence, including a delineation of all relationships between the auditors and PAI (including the nature and extent of any consulting services the auditors or their affiliates may provide to Western Asset Management Company ("Western Asset") or its affiliates), discuss with the auditors any disclosed relationships or services that may impact the objectivity and independence of the auditors, and if so determined by the Audit Committee, recommend that the Board of Directors take appropriate action to satisfy itself of the independence of the auditors;

          (c) to meet with PAI's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to PAI's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit; (iii) to consider the independent auditors comments with respect to PAI's financial policies, procedures and internal accounting controls and Western Asset's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

          (d) to consider the effect upon PAI of any changes in accounting principles or practices proposed by Western Asset or the auditors;

          (e) to review the fees charged by the auditors for audit and non-audit services;

          (f) to prepare a report for inclusion in PAI's annual proxy statement that describes the Audit Committee's composition and responsibilities and how they were discharged;

          (g) to review and reassess the adequacy of this charter annually and submit it to the Board of Directors for approval;

          (h) to investigate improprieties or suspected improprieties in Fund operations; and

          (i) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

     The independent auditors of PAI shall be ultimately accountable to the Board of Directors, as assisted by the Audit Committee. The Board of Directors, with the assistance of the Audit Committee, shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors.

     The Audit Committee shall meet on a regular basis and be empowered to hold special meetings, as circumstances require. Any member of the Audit Committee may call a meeting of the Audit Committee upon due notice to each other member. Any action of the Audit Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Audit Committee may be taken without a meeting if all members of the Audit Committee consent thereto in writing.

     The Audit Committee shall regularly meet with the Treasurer of PAI and may seek to meet with internal auditors, if any, for Western Asset as circumstances warrant.

     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of PAI.

     Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of Western Asset or PAI's independent auditors. The function of the Audit Committee shall be oversight; it shall be the responsibility of Western Asset to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit and report thereon to the Board and shareholders, as required by law.

                                                                     PACAM-PS-01

                      PACIFIC AMERICAN INCOME SHARES, INC.

                 ANNUAL MEETING OF STOCKHOLDERS - MAY 10, 2001

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
           BOARD OF DIRECTORS OF PACIFIC AMERICAN INCOME SHARES, INC.

The undersigned, revoking all prior proxies, hereby appoints James W. Hirschmann III, Lisa G. Hathaway and Scott F. Grannis and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Stockholders of Pacific American Income Shares, Inc., a Delaware corporation (the "Company"), to be held in the Wentworth Room, The Ritz Carlton-Huntington Hotel, 1401 South Oak Knoll Avenue, Pasadena, California, on May 10, 2001, at 8:00 a.m., California time, and at any adjournments thereof, and thereat to vote as indicated all shares of the Common Stock of the Company which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Proxy Statement of the Company dated March 29, 2001, receipt of which is acknowledged by the undersigned.

--------------------------------------------------------------------------------
                     PLEASE VOTE, DATE, SIGN ON REVERSE AND
                  RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please sign this Proxy exactly as your name(s) appear(s) on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

____________________________________        ____________________________________

____________________________________        ____________________________________

____________________________________        ____________________________________

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE


======================================                      1. Election of directors,
 PACIFIC AMERICAN INCOME SHARES, INC.                                                                     For All   With-  For All
======================================                                                                   Nominees   hold    Except
                                                               (01)RONALD J. ARNAULT     (05)RONALD L. OLSON
                                                               (02)JOHN E. BRYSON        (06)WILLIAM E.B. SIART
Mark box at right if an address   [ ]                          (03)ANITA L. DEFRANTZ     (07)LOUIS A. SIMPSON
change or comment has been noted                               (04)WILLIAM G. MCGAGH                           [ ]       [ ]     [ ]
on the reverse side of this card.

CONTROL NUMBER:                                                INSTRUCTION: To withhold authority to vote for any individual
RECORD DATE SHARES:                                            nominee(s), mark the "For All Except" box and strike a line through the nominee(s) name(s) in the list above.

                                                               With discretionary power upon such other matters as may properly come before the meeting or any adjournment thereof.
                                            ___________
Please be sure to sign and date this Proxy.   Date             THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS
-------------------------------------------------------        MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS
                                                               OF THE NOMINEES OF THE BOARD OF DIRECTORS
_______________________________________________________
Stockholder sign here                Co-owner sign here

DETACH CARD                                                                                                           DETACH CARD

                      PACIFIC AMERICAN INCOME SHARES, INC.


Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. There is an issue related to the management and operation of your Corporation that requires your immediate attention and approval. This is discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Stockholders, May 10, 2001.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Pacific American Income Shares, Inc.